   NUMBER                                                             SHARES
------------             [RADIO ONE LOGO APPEARS HERE]             ------------
CSA-                 RADIO ONE THE URBAN RADIO SPECIALIST
------------                                                       ------------

                                RADIO ONE, INC.


INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
OF THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS


                                                             CUSIP 75040P 10 8

THIS IS TO CERTIFY THAT





IS THE OWNER OF


             FULLY-PAID AND NON-ASSESSABLE SHARES OF THE CLASS A
                COMMON STOCK OF THE PAR VALUE OF $.001 EACH OF


-----------------------------   RADIO ONE, INC.  -------------------------------

                             CERTIFICATE OF STOCK

(hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of the certificate property endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned by the Transfer Agent.
    Witness, the facsimile seal of the Corporation and the signatures of its duly authorized officers.




Dated:

/s/ Catherine L. Hughes
SECRETARY                                             /s/ Alfred C. Liggins, III
                                                              PRESIDENT
                                                      & CHIEF EXECUTIVE OFFICER

                      RADIO ONE, INC. CORPORATE SEAL 1996
                                   DELAWARE




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The Corporation has more than one class of stock authorized to be issued. The
Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

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The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - (Cust) ____________ Custodian (Minor) _______________ under Uniform Gifts to Minors Act (State) _____________
Additional Abbreviations may also be used though not in the above list.

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For Value Received,                     hereby sell, assign and transfer unto

Please Insert Social Security or Other
Identifying Number of Assignee

[_____________________________________]

(Please print or typewrite name and address of assignee) _______________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________________

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                                    X___________________________________________
                                                 (owner sign here)


        SIGNATURES GUARANTEED:__________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULES 17Ad-15.

               KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT LOST,
                STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION
                 TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.